UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 25, 2004

GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of April 1, 2004 providing for the issuance of GSAA Trust 2004-CW1, Mortgage Pass-Through Certificates Series 2004-CW1)

                           GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-100818-29              13-6357101
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This  current  report  on Form  8-K  relates  to the  monthly  distribution reported to the holders of GSAA Trust 2004-CW1, Mortgage Pass-Through Certificates Series 2004-CW1 pursuant to the terms of the Trust Agreement, dated as of April 1, 2004 among GS Mortgage Securities Corp., as Depositor, and JPMorgan Chase Bank, as Trustee.

     On June 25, 2004 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on June 25, 2004 is filed as
               Exhibit 99.1 hereto.

GSAA Trust 2004-CW1
Mortgage Pass-Through Certificates Series 2004-CW1
----------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein


Date: July 6, 2004        By: /s/  Mary Fonti
                          --------------------------------------------
                          Mary Fonti
                          Vice President

                               EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         June 25, 2004

Exhibit 99.1
Monthly Certificateholder Statement on June 25, 2004


                              GSAA Trust 2004-CW1
                         Statement To Certificateholders
                                  June 25, 2004

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal          Interest       Total        Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA_1       16,718,000.00     16,699,542.56        19,480.75      76,539.57        96,020.32     0.00         0.00     16,680,061.81
IIA_1     100,000,000.00     93,249,590.58     3,677,267.85     466,247.95     4,143,515.80     0.00         0.00     89,572,322.73
IIA_2     102,068,000.00     94,165,430.70     4,304,903.93     470,827.15     4,775,731.08     0.00         0.00     89,860,526.77
IIA_3      15,000,000.00     15,000,000.00             0.00      75,000.00        75,000.00     0.00         0.00     15,000,000.00
A_P           190,424.00        190,204.45           220.55           0.00           220.55     0.00         0.00        189,983.90
B1          8,629,000.00      8,621,214.14         7,867.65      42,846.53        50,714.18     0.00         0.00      8,613,346.49
B2          2,626,000.00      2,623,630.59         2,394.30      13,039.17        15,433.47     0.00         0.00      2,621,236.29
B3          1,751,000.00      1,749,420.09         1,596.51       8,694.43        10,290.94     0.00         0.00      1,747,823.58
B4          1,376,000.00      1,374,758.45         1,254.59       6,832.40         8,086.99     0.00         0.00      1,373,503.86
B5            875,000.00        874,210.50           797.80       4,344.73         5,142.53     0.00         0.00        873,412.70
B6            875,953.00        875,162.64           798.67       4,349.47         5,148.14     0.00         0.00        874,363.97
R                   0.00              0.00             0.00           0.00             0.00     0.00         0.00              0.00
TOTALS    250,109,377.00    235,423,164.70     8,016,582.60   1,168,721.40     9,185,304.00     0.00         0.00    227,406,582.10

A_X        23,934,320.00     21,891,047.17             0.00     118,576.51       118,576.51     0.00         0.00     20,646,382.03
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                      Ending             Class      Pass-thru
Class     CUSIP         Principal          Principal       Interest       Total        Principal                   Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
IA_1       36228FT48     998.89595406      1.16525601      4.57827312    5.74352913     997.73069805      IA_1       5.500000 %
IIA_1      36228FT55     932.49590580     36.77267850      4.66247950   41.43515800     895.72322730      IIA_1      6.000000 %
IIA_2      36228FT63     922.57544676     42.17682261      4.61287720   46.78969981     880.39862415      IIA_2      6.000000 %
IIA_3      36228FV45   1,000.00000000      0.00000000      5.00000000    5.00000000   1,000.00000000      IIA_3      6.000000 %
A_P        36228FT71     998.84704659      1.15820485      0.00000000    1.15820485     997.68884174      A_P        0.000000 %
B1         36228FT97     999.09771005      0.91176846      4.96541082    5.87717928     998.18594159      B1         5.963874 %
B2         36228FU20     999.09771135      0.91176695      4.96541127    5.87717822     998.18594440      B2         5.963874 %
B3         36228FU38     999.09770988      0.91177042      4.96540834    5.87717875     998.18593946      B3         5.963874 %
B4         36228FV52     999.09771076      0.91176599      4.96540698    5.87717297     998.18594477      B4         5.963874 %
B5         36228FV60     999.09771429      0.91177143      4.96540571    5.87717714     998.18594286      B5         5.963874 %
B6         36228FV78     999.09771415      0.91177266      4.96541481    5.87718747     998.18594148      B6         5.963874 %
TOTALS                   941.28084090     32.05230726      4.67284119     36.72514845   909.22853364

A_X        36228FT89     914.63000286      0.00000000      4.95424604    4.95424604     862.62663949      A_X        6.500000 %
---------------------------------------------------------------------------------------------------    --------------------------


If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                     ---------------------------------------

Sec. 4.01(ii)   Aggregate Schedule Principal Balance of Each Group of Mortgage Loans
                                        Group 1 Mortgage Loans                                                     18,033,550.20
                                        Group 2 Mortgage Loans                                                    209,373,213.75

Sec. 4.01(iii)  Available Distribution                                                                              9,303,880.55
                                        Aggregate Principal Distribution Amount                                     8,016,582.61
                                        Principal Prepayment Amount                                                 7,801,525.10

Sec. 4.01(v)    Unscheduled Principal By Group
                                        Group 1                                                                         1,288.93
                                        Group 2                                                                     7,800,236.17


Sec. 4.01(f)    Interest Payment
                                        Class IA-1
                                                              Accrued and Paid for Current Month                       76,539.57
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class IIA-1
                                                              Accrued and Paid for Current Month                      466,247.95
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class IIA-2
                                                              Accrued and Paid for Current Month                      470,827.15
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class IIA-3
                                                              Accrued and Paid for Current Month                       75,000.00
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class A-X
                                                              Accrued and Paid for Current Month                      118,576.51
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class B1
                                                              Accrued and Paid for Current Month                       42,846.53
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class B2
                                                              Accrued and Paid for Current Month                       13,039.17
                                                              Accrued and Paid from Prior Months                            0.00

                                        Class B3
                                                              Accrued and Paid for Current Month                        8,694.43
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class B4
                                                              Accrued and Paid for Current Month                        6,832.40
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class B5
                                                              Accrued and Paid for Current Month                        4,344.73
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class B6
                                                              Accrued and Paid for Current Month                        4,349.47
                                                              Accrued and Paid from Prior Months                            0.00



Sec. 4.01(g)    Trust Fees
                                        Servicer Fee Paid                                                              49,046.49

Sec. 4.01(h)    Monthly Advances
                                        Current Period Advances                                                             0.00
                                        Current Period Reimbursed Advances                                                  0.00
                                        Aggregate Unreimbursed Advances                                                     0.00

Sec. 4.01(i)    Trustee Advances
                                        Current Period Advances                                                             0.00
                                        Current Period Reimbursed Advances                                                  0.00
                                        Aggregate Unreimbursed Advances                                                     0.00


Sec. 4.01(k)                            Number of Outstanding Mortgage Loans                                                 503
                                        Balance of Outstanding Mortgage Loans                                     227,406,763.95

Sec. 4.01(l)                                  Number and Balance of Delinquent Loans
                                               Group Totals
                                                                                         Principal
                                               Period                Number                Balance              Percentage
                                              0-29 days                       0                     0.00                  0.00 %
                                              30-59 days                      6             2,404,804.95                  1.06 %
                                              60-89 days                      0                     0.00                  0.00 %
                                              90-119 days                     0                     0.00                  0.00 %
                                              120+days                        0                     0.00                  0.00 %
                                               Total                          6             2,404,804.95                  1.06 %


Sec. 4.01(l)                                  Number and Balance of REO Loans
                                              Group Totals
                                                                    Principal
                                               Number               Balance                Percentage
                                                         0                    0.00                  0.00 %


Sec. 4.01(l)                                  Number and Balance of Loans in Bankruptcy
                                              Group Totals
                                                                    Principal
                                               Number               Balance                Percentage
                                                         1              334,276.76                  0.15 %

Sec. 4.01(m)                                  Number and Balance of Loans in Foreclosure


                                              Group Totals
                                                                    Principal
                                               Number               Balance                Percentage
                                                         0                    0.00                  0.00 %
Sec. 4.01(o)            Aggregate Principal Payment
                                              Scheduled Principal                                               215,057.51
                                              Payoffs                                                         7,790,126.48
                                              Prepayments                                                        11,398.62
                                              Liquidation Proceeds                                                    0.00
                                              Condemnation Proceeds                                                   0.00
                                              Insurance Proceeds                                                      0.00
                                              Realized Losses                                                         0.00

                                              Realized Losses Group 1                                                 0.00
                                              Realized Losses Group 2                                                 0.00
                                              Realized Gains                                                          0.00

Sec. 4.01(p)            Aggregate Amount of Mortgage Loans Repurchased                                                0.00

Sec. 4.01(q)            Aggregate Amount of Shortfall Allocated for Current Period                                    0.00
                                              Class IA-1                                                              0.00
                                              Class IIA-1                                                             0.00
                                              Class IIA-2                                                             0.00
                                              Class IIA-3                                                             0.00
                                              Class B1                                                                0.00
                                              Class B2                                                                0.00
                                              Class B3                                                                0.00
                                              Class B4                                                                0.00
                                              Class B5                                                                0.00
                                              Class B6                                                                0.00
                                              Class A-X                                                               0.00
Sec. 4.01(s) Group I
                        Senior Percentage I                                                                      93.4808 %
                        Senior Prepayment Percentage I                                                          100.0000 %

                        Subordinate Percentage I                                                                  6.5192 %
                        Subordinate Prepayment Percentage I                                                       0.0000 %

Sec. 4.01(s) Group II
                        Senior Percentage II                                                                     93.1205 %
                        Senior Prepayment Percentage II                                                         100.0000 %

                        Subordinate Percentage II                                                                 6.8795 %
                        Subordinate Prepayment Percentage II                                                      0.0000 %

Aggregate
                        Scheduled Principal                                                                     215,057.51
                        Unscheduled Principal                                                                 7,801,525.33
                        Beginning Balance                                                                   235,423,164.81
                        Ending Balance                                                                      227,406,763.95
                        Net Wac                                                                                    6.56162
                        Weighted Averge Maturity                                                                    351.00


